Supplement Date November 7, 2012

To

Prospectuses Dated April 30, 2012 and May 30, 2012

This supplement is intended for distribution with prospectuses dated April 30, 2012 and May 30, 2012 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL Corporate VUL Protection Variable Universal Life Protection VUL 2012 Survivorship Variable Universal Life	Majestic Performance VUL Majestic VULX Majestic Survivorship VULX Majestic VCOLIX

Portfolio Mergers

Effective after the close of business on November 2, 2012, the portfolios of John Hancock Variable Insurance Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Variable Insurance Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios

American Blue Chip Income & Growth	American Growth-Income

International Opportunities	International Growth Stock

International Equity Index A	International Equity Index B

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after November 2, 2012. You should disregard any reference in your product prospectus to the Acquired Portfolios.

Portfolio Addition

Effective November 5, 2012, the list of investment accounts on the first page of the prospectus is updated to reflect the addition of the International Growth Stock portfolio to your policy, which invests in the corresponding portfolio of the John Hancock Variable Insurance Trust.

We add the following disclosure to the Portfolio Annual Expenses.

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses
International Growth Stock	0.83%	0.00%	0.15%	0.00%	0.98%

We add the following disclosure to the Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective
International Growth Stock	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. The portfolio invests primarily in a diversified portfolio of international securities whose issuers are considers by the portfolio’s subadviser to have strong earnings growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in stock of any market capitalization.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

333-131299	333-152409	333-131134

333-141692	333-148992	333-132905

333-148991	333-151631	333-141693

333-151630	333-152407	333-85284

333-152406	333-152408	333-124150

333-153252	333-153253	333-127543

333-157212	333-157213

333-179570	333-179571

333-126668	333-131139

VLI ProdSupp VL1 11/2012

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